Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Ian Johnston, Vice President and Chief Accounting Officer (Principal Financial Officer) of Performant Financial Corporation, do hereby certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Performant Financial Corporation on Form 10-Q for the quarter ended September 30, 2021 to which this certification is attached fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Performant Financial Corporation.
Date: November 12, 2021

By:	/s/ Ian Johnston
Ian Johnston
Vice President and Chief Accounting Officer (Principal Financial Officer)